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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

                                   ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2005

                             OXFORD INDUSTRIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
              GEORGIA                           001-04365                      58-0831862
    (STATE OR OTHER JURISDICTION        (COMMISSION FILE NUMBER)             (IRS EMPLOYER
         OF INCORPORATION)                                                IDENTIFICATION NO.)
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            222 PIEDMONT AVENUE, NE, ATLANTA, GA.               30308
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 659-2424

                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.



Performance Share Awards

Pursuant to the Oxford Industries, Inc. Long-Term Stock Incentive Plan, on August 25, 2005 the Company granted performance share awards to its non-employee directors, and to certain officers and other employees of the Company. Each performance share award provides the recipient with the opportunity to earn restricted shares of the Company's common stock contingent upon the achievement by the Company of certain performance objectives for the fiscal year ending June 2, 2006, as detailed in the performance share award agreement. Awards are based on the Company's earnings per share during the performance period and range from a minimum of one share for the achievement of a specified minimum earnings per share to a specified maximum number of shares for the achievement of a specified maximum earnings per share. The maximum aggregate number of shares issuable pursuant to all awards granted on August 25, 2005 is 100,200. For recipients other than non-employee directors, the recipient's interest in any award is forfeited if his or her employment with the Company terminates before the end of the performance period. For non-employee directors, the recipient's interest in any award is forfeited if his or her service with the Company terminates prior to the end of the performance period unless (a) the Nominating, Compensation and Governance Committee waives the forfeiture condition at the time that the director's service terminates, as evidenced by a written waiver adopted by the Committee, (b) the director's service with Oxford terminates at the regularly-scheduled end of a term or (c) the director's service with Oxford terminates by reason of the director's death or disability, as determined by the Committee. The number of restricted shares that the director will have the opportunity to earn in any such circumstance will be determined by the Committee.

No restricted shares will be issued to any individual pursuant to the performance share awards until the Nominating, Compensation and Governance Committee of the Company's Board of Directors has certified the level of performance achieved and the number of restricted shares earned by such individual. Recipients of shares issued pursuant to an award may vote the shares and receive dividends on the shares but may not transfer the shares until June 2, 2009, at which time the Company will transfer physical custody of the shares to the recipient. Recipients other than non-employee directors will forfeit all rights to the issued shares if the recipient's employment with the Company terminates before June 2, 2009. For non-employee directors, the recipient will forfeit all rights to the issued shares if his or her service with the Company terminates before June 2, 2009 unless (a) the Nominating, Compensation and Governance Committee waives the forfeiture condition at the time that the director's service terminates, as evidenced by a written waiver adopted by the Committee, (b) the director's service with Oxford terminates at the regularly-scheduled end of a term or (c) the director's service with Oxford terminates by reason of the director's death or disability, as determined by the Committee.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(C) Exhibits


         Exhibit 10.1 -    Form of Performance Share Award Agreement pursuant to
                           the Oxford Industries, Inc. Long-Term Stock Incentive
                           Plan.

         Exhibit 10.2 -    Form of Non-Employee Director Performance Share Award
                           Agreement pursuant to the Oxford Industries, Inc.
                           Long-Term Stock Incentive Plan.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                      OXFORD INDUSTRIES, INC.

                      (REGISTRANT)
August 31, 2005       By:                             /s/ Sheridan B. Johnson
                                                      Sheridan B. Johnson

                                                      Secretary